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                                                                   EXHIBIT 10.11

                          Finglas Technologies Limited


                                                    McKee Avenue
                                                    Finglas
                                                    Dublin 11


                                                    Tel. 814 2000
                                                    Fax 864 0122

2nd July 1999


Centurion International Ltd
2a Alton Business Park
Gatehouse Way
Aylesbury
Buckinghamshire HP19 3XU
United Kingdom


Re: Patent License Agreement dated 5 July 1999


Dear Sirs,

We refer to the Patent License Agreement between us dated the 5 July 1999 and confirm that the Patents referred to therein are licensed to you to the exclusion of any other party for the duration of the said Patent License Agreement. We further confirm that the Patents referred to in the said Patent License Agreement shall not be utilised by Finglas Technologies Limited for the manufacture of moulded antenna products for the term of the Patent License Agreement without the prior written consent of Centurion International Ltd.




Signed: /s/ James A. Boyle
       ----------------------------
       for and on behalf of
       Finglas Technologies Limited